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USAA GROWTH & INCOME FUND SHARES
USAA GROWTH & INCOME STOCK FUND ADVISER SHARES
SUPPLEMENT DATED NOVEMBER 20, 2012
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2011

USAA Asset Management Company (AMCO) has committed recently to growing its internal equity management capabilities with respect to the USAA Funds and approved the termination of two of the Fund's current subadvisers, Loomis, Sayles & Company, L.P. (Loomis Sayles) and UBS Global Asset Management (Americas) Inc. (UBS). As a result, AMCO has added three new portfolio managers to the USAA Growth & Income Fund (the Fund) in addition to the two current subadvisers, Wellington Management Company, LLP and Barrow, Hanley, Mewhinney & Strauss. The AMCO management team will manage the assets attributed to it in a manner consistent with the Fund's existing investment objective and strategy.

As a result of these changes, all references to Loomis Sayles and UBS have been deleted on pages 6-7 of the Fund’s prospectus.

As a result of these changes, the following information has been added under "Portfolio Manager(s)" on page 6 of the Fund's prospectus:

AMCO

John P. Toohey, CFA, Vice President of Equity Investments, has co-managed a portion of the Fund since November 2012.

Wasif A. Latif, Vice President of Equity Investments, has co-managed a portion of the Fund since November 2012.

John B. Jares, Assistant Vice President, has co-managed a portion of the Fund since November 2012.

As a result of these changes, all references to Loomis Sayles and UBS have been deleted on pages 10-12 of the Fund’s prospectus.

The following information has been added under the Q&A "How are the decisions to buy and sell common stocks made?" on page 10 of the Fund's prospectus:

AMCO

AMCO's portfolio will typically consist of 50 to 80 holdings with a focus on mid- and large-cap stocks. We will employ a fundamental bottom-up approach to identify companies that, offer superior growth potential, improving fundamental business trends, and trade at a discount to intrinsic value. We believe this will result in a portfolio that is primarily focused on the potential for capital appreciation.

As a result of these changes, all references to Loomis Sayles and UBS have been deleted on pages 17-21 of the Fund’s prospectus.

The following information has been added under "Portfolio Manager(s)" on page 19 of the Fund's prospectus:

AMCO

John P. Toohey, CFA, Vice President of Equity Investments, joined USAA in February 2009, and has co-managed a portion of the Fund since November 2012. He has 14 years of investment management experience. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He also was co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College.

Wasif A. Latif, Vice President of Equity Investments, has co-managed a portion of the Fund since November 2012. He has 14 years of investment management experience and has worked for USAA six years. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

John B. Jares, CFA, Assistant Vice President of Equity investments, joined USAA in September 2012, and has co-managed a portion of the Fund since November 2012. Prior to joining USAA, Mr. Jares spent eight years serving as a Portfolio Manager for Dreyfus-Founders Funds where he managed large- and mid-cap growth strategies. He also directed the firm’s mid- to large-cap research department where he managed a team of seven equity analysts. He has over 15 years of investment management experience. Education: M.S. in Finance, University of Colorado at Denver, and a B.S., Colorado State University. He holds the Chartered Financial Analyst (CFA) designation.

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